Fund Name	Ticker Symbol (Exchange)

Simplify Gold Strategy PLUS Income ETF	YGLD (NYSE Arca, Inc.)
Simplify US Small Cap PLUS Income ETF	SCY (NYSE Arca, Inc.)
Simplify Currency Strategy ETF	FOXY (NYSE Arca, Inc.)
Simplify Downside Interest Rate Hedge Strategy ETF	RFIX (NYSE Arca, Inc.)

each a series of Simplify Exchange Traded Funds

Listed and traded on the NYSE Arca, Inc.

The Prospectus dated November 22, 2024 as supplement from time to time and further supplemented February 20, 2025

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Effective February 20, 2025, the Prospectus for the Simplify Downside Interest Rate Hedge Strategy ETF included in the combined Prospectus for the four ETFs above, has been superseded by a stand-alone Prospectus dated February 20, 2025. Any reference to Simplify Downside Interest Rate Hedge Strategy ETF in the combined Prospectus for the four ETFs above should be disregarded. Also effective February 20, 2025 Simplify Downside Interest Rate Hedge Strategy ETF will change its name to Simplify Bond Bull ETF. Any future reference to the Simplify Downside Interest Rate Hedge Strategy ETF will be as Simplify Bond Bull ETF.

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This Supplement dated February 20, 2025, provides relevant information for all shareholders and should be retained for future reference. The Funds’ Prospectus, each Fund’s Summary prospectus, and the Funds’ SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.